SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 20, 2009
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

60 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition
On August 20, 2009, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter ended June 30, 2009. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
A non-GAAP financial measure, adjusted EBITDA, is referenced in the press release attached as Exhibit 99.1. A reconciliation of this non-GAAP measure to the most directly comparable financial measure calculated and presented in accordance with GAAP, GAAP Net Income, is provided as part of the press release.
The Company defines Non-GAAP Adjusted EBITDA as earnings before interest expense (income), income taxes, depreciation and amortization and stock based compensation. Non-GAAP Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company is presenting Non-GAAP Adjusted EBITDA because it provides investors with an additional way to view its operations, when considered with both its GAAP results and the reconciliation to net income, which the Company believes provides a more complete understanding of our business than could be obtained absent this disclosure. Non-GAAP Adjusted EBITDA is presented solely as a supplemental disclosure because: (i) the Company believes it is a useful tool for investors to assess the operating performance of the business without the effect of non-cash depreciation and amortization expenses; (ii) the Company believes that investors will find this data useful in assessing its ability to service or incur indebtedness; (iii) the Company uses adjusted EBITDA internally to evaluate the performance of its personnel and also as a benchmark to evaluate its operating performance and compare its performance to that of its competitors; and (iv) Non-GAAP Adjusted EBITDA is a component of the financial covenant measures used by the Company’s lenders in connection with the Company’s credit facilities. The use of Non-GAAP Adjusted EBITDA has limitations and you should not consider Non-GAAP Adjusted EBITDA in isolation from or as an alternative to GAAP measures such as net income, operating income or data prepared in accordance with GAAP, or as a measure of profitability or liquidity.
The Company believes that its description of Non-GAAP Adjusted EBITDA after the effect of restructuring and other charges is useful to investors because it provides a means for investors to better understand the Company’s ongoing operations during the fiscal quarter.
Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 19, 2009, George Bell, a director of Harris Interactive, Inc. (the “Company”), notified the Board of Directors of the Company (the “Board”) that he has elected not to stand for reelection at the Company’s 2009 Annual Meeting of Stockholders on October 27, 2009 (the “2009 Annual Meeting”). Mr. Bell decided not to stand for reelection due to additional commitments to General Catalyst Partners, a private equity firm, where he currently serves as a Managing General Partner, rather than any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, or otherwise. Mr. Bell will continue to serve as Chairman of the Board and a member of the Nominating and Governance Committee until the end of his term, which will occur at the conclusion of the 2009 Annual Meeting. Howard Shecter, currently serving as Lead Independent Director, will replace Mr. Bell as Chairman of the Board, effective at the end of the Annual Meeting. At that time, Steven Fingerhood will replace Mr. Shecter as Lead Independent Director.
On August 19, 2009, the Compensation Committee of the Board approved the base salaries and target bonus amounts under the Company’s fiscal 2010 Corporate Bonus Plan (the “Bonus Plan”) for the Company’s executive officers (the “Executive Officers”). The Bonus Plan is designed to establish a pool of funds (the “Bonus Pool”) to be available for making bonus payments to the Executive Officers as well as certain other employees of the Company if the Company, on a consolidated basis, achieves budgeted fiscal 2010 operating income (the “Financial Target”), as approved by the Board in connection with establishing the Company’s fiscal 2010 annual budget. The percentage achievement of the Financial Target (the “Funding Percentage”) determines the extent to which the Bonus Plan is funded, as follows: the Bonus Plan will be fully funded if the Company achieves 100% of the Financial Target or will be funded at reduced levels if the Company achieves 95%, 90%, 85% or 80% of the Financial Target. The Bonus Plan will not be funded if the Company achieves less than 80% of the Financial Target. The Board, in its discretion, may increase the size of the bonus pool if the Company achieves greater than 100% of the Financial Target. Each Executive Officer (other than Patti Hoffman, Interim Head of Human Resources) is entitled to a bonus amount equal to 70% of his or her target bonus amount multiplied by the Funding Percentage, plus an additional bonus amount equal to thirty percent 30% of his or her target bonus amount multiplied by the Funding Percentage based upon his or her level of achievement of individual qualitative strategic goals and other metrics, as determined by the Board, in its discretion, in the case of the Company’s Chief Executive Officer, and as determined by the Executive’s manager, in his or her discretion, in the case of the other Executive Officers.
The base salary and target bonus amounts (in U.S. dollars except as noted) for the Executive Officers are as follows:

Executive Officer	Base Salary		Target Bonus Amount
Kimberly Till (President and CEO)	$600,000		$600,000
Robert Cox (EVP, CFO and Treasurer)	$305,000		$152,500
George Terhanian (President, Global Solutions)	$300,000		$100,000
Enzo Micali (Global EVP, Operations and Technology)	$295,000		$118,000
Frank Forkin (President, North America Client Services	$275,000		$110,000
Robert Salvoni (Managing Director, Europe)	160,000	(GBP)	64,000	(GBP)
Patti Hoffman (Interim Head of Human Resources)	$228,000		N/A
Eric Narowski (Principal Accounting Officer and SVP, Global Controller)	$174,300		$34,000
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1	Press Release issued by Harris Interactive Inc. on August 20, 2009 announcing the Company’s earnings for the fiscal quarter and fiscal year ended June 30, 2009.
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of Item 2.02 of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Robert J. Cox
	Name:	Robert J. Cox
	Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Dated: August 20, 2009

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on August 20, 2009 announcing the Company’s earnings for the fiscal quarter and fiscal year ended June 30, 2009.